2023 Annual Meeting of Shareholders June 21, 2023

Safe Harbor 2 This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect the current views of First Western Financial, Inc.’s (“First Western”) management with respect to, among other things, future events and First Western’s financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “project,” “future” “forecast,” “goal,” “target,” “would” and “outlook,” or the negative variations of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about First Western’s industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond First Western’s control. Accordingly, First Western cautions you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although First Western believes that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Those following risks and uncertainties, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: the COVID-19 pandemic and its effects; integration risks in connection with acquisitions; the risk of geographic concentration in Colorado, Arizona, Wyoming, Montana, and California; the risk of changes in the economy affecting real estate values and liquidity; the risk in our ability to continue to originate residential real estate loans and sell such loans; risks specific to commercial loans and borrowers; the risk of claims and litigation pertaining to our fiduciary responsibilities; the risk of competition for investment managers and professionals; the risk of fluctuation in the value of our investment securities; the risk of changes in interest rates; and the risk of the adequacy of our allowance for credit losses and the risk in our ability to maintain a strong core deposit base or other low-cost funding sources. Additional information regarding these and other risks and uncertainties to which our business and future financial performance are subject is contained in our Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 15, 2023 and other documents we file with the SEC from time to time. All subsequent written and oral forward-looking statements attributable to First Western or persons acting on First Western’s behalf are expressly qualified in their entirety by this paragraph. Forward-looking statements speak only as of the date of this presentation. First Western undertakes no obligation to publicly update or otherwise revise any forward- looking statements, whether as a result of new information, future events or otherwise (except as required by law). Certain of the information contained herein may be derived from information provided by industry sources. The Company believes that such information is accurate and the sources from which it has been obtained are reliable; however, the Company cannot guaranty the accuracy of such information and has not independently verified such information. This presentation contains certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided at the end of this presentation. Numbers in the presentation may not sum due to rounding. Our common stock is not a deposit or savings account. Our common stock is not insured by the Federal Deposit Insurance Corporation or any governmental agency or instrumentality. This presentation is not an offer to sell any securities and it is not soliciting an offer to buy any securities in any state or jurisdiction where the offer or sale is not permitted. Neither the SEC nor any state securities commission has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense. Except as otherwise indicated, this presentation speaks as of the date hereof. The delivery of this presentation shall not, under any circumstances, create any implication that there has been no change in the affairs of the Company after the date hereof.

3 2022 Review and Highlights ▪ Continued growth in core earnings despite challenging operating environment and unfavorable conditions for wealth management and mortgage banking businesses ➢ 3.4% increase in Adjusted Pre-Tax, Pre-Provision Income(1) ▪ Increase in core earnings driven by continued organic growth and accretive acquisitions ▪ Successful integration of Teton Financial Services acquisition and realization of all cost savings projected for the transaction ▪ Highly productive commercial banking team built over the past few years and expanded presence in Arizona, Wyoming and Montana positively impacted business development efforts and resulted in 27% organic loan growth in 2022 ▪ Asset quality remained exceptional despite more challenging macroeconomic conditions created by inflation and higher interest rates ▪ High priority on effective risk management as company has grown enabled First Western to avoid the issues that led to bank failures in early 2023 ▪ Strong financial performance and prudent balance sheet management resulted in significant increase in shareholder value ➢ Tangible book value per share increased 11% in 2022(1) (1) See Non-GAAP reconciliation

4 Strong Franchise Fundamentals ▪ Well diversified client base with no significant industry or asset class concentrations in deposit base or loan portfolio ▪ Granular deposit base with low average account balances, high level of insured deposits, and no exposure to crypto or VC-related deposits ▪ Very low level of unrealized losses in investment portfolio ▪ Conservatively underwritten, well diversified CRE loan portfolio with minimal exposure to office CRE loans ▪ Strength of client base and conservative underwriting standards requiring multiple sources of repayment has resulted in exceptionally low credit losses throughout First Western’s history

$4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2016 2017 2018 2019 2020 2021 2022 2016-2020 Pre-Tax, Pre-Provision Income(1) ($000s) 5 Strong Operational and Financial Momentum ▪ Robust organic balance sheet growth ▪ Accretive acquisitions ▪ Market expansion ▪ Highly leverageable operating platform driving improved efficiencies ▪ Outstanding asset quality and low credit costs Drivers of Improved Performance (1) See Non-GAAP reconciliation Adjusted Pre-Tax, Pre-Provision Income(1) ($000s)

$9.19 $11.14 $11.50 $11.88 $12.38 $12.83 $13.15 $13.39 $14.13 $15.38 $16.44 $17.24 $17.98 $18.85 $19.87 $20.25 $20.65 $21.35 $21.99 $22.41 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $20.00 $22.00 $24.00 MYFW TBV/Share 6 Consistent Value Creation (1) See Non-GAAP reconciliation (2) Excludes a $0.56 decrease as a result of the adoption of CECL on January 1, 2023 TBV/Share(1) Up 144% Since July 2018 IPO (2)

Driving Profitable Growth 7

Success in Expansion and Acquisition Growth

Acquisitions

2002 – 2005 (5)
- Westcor Insurance Group, Inc.
- Poudre River Valley Trust Co.
- Sprout & Associates, Inc.
- Sterling Partners
- Silversmith Financial Corp

2006 – 2010 (4)
- Reber/Russell Company
- Ryder, Stilwell Inc.
- Asset Purchase – Financial Management Advisors, LLC
- Asset Purchase – GKM Advisors, LLC

2011 – 2015 (1)
- Trust Department Assets – First National Bank of Wyoming

2016 – 2020 (2)
- Asset Purchase – EMC Holdings, Inc.
- Branch Purchase & Assumption from Simmons Bank

2021 - 2022 (1)
- Teton Financial Services, Inc.

	2002 – 2005	2006 – 2010	2011 – 2015	2016 – 2020	2021 - 2022
Total Acquisitions	5	9	10	12	13
Total Offices	3	6	12	16	18

2002 → 2023

Office Openings

2002 – 2005 (3)
- Cherry Creek, CO
- Denver, CO
- Northern Colorado, CO

2006 – 2010 (3)
- Boulder, CO
- Century City, CA
- Scottsdale, AZ

2011 – 2015 (6)
- Aspen, CO
- DTC/Cherry Hills, CO
- Fort Collins, CO
- Jackson Hole, WY
- Laramie, WY(4)
- Phoenix, AZ

2016 – 2020 (4)
- Broomfield, CO (2021)
- Greenwood Village, CO
- Lone Tree, CO(2)
- Vail Valley, CO

2021 - 2022 (5)
- Jackson Hole, WY(1)
- Pinedale, WY(1)
- Rock Springs, WY(1)
- Bozeman, MT
- Phoenix, AZ(3)

\# Total Acquisitions # Total Offices

(1) Added through the Teton Financial Services, Inc. acquisition. Jackson Hole offices were consolidated in May 2022
(2) Lone Tree branch closed in 2Q2022
(3) Phoenix loan production office opened in 4Q2022
(4) Laramie trust office closed 1Q2023

8

FIRSTwestern

9 Revenue Growth Strategies Expand commercial loan production platform ▪ Building expertise in specific vertical markets, e.g. medical and dental practices ▪ Capitalize on growing reputation to attract additional experienced commercial banking talent Expand into new markets with attractive demographics ▪ Vail Valley office opened in 2019 ▪ Built team and revenue base to open office in Broomfield, CO in 3Q21 ▪ Added team to focus on Bozeman, MT market in 2Q21 ▪ Added teams to expand presence in Arizona in 2022 Execute on revenue synergies from Teton acquisition ▪ Capitalize on higher legal lending limit to expand relationships with existing clients and pursue larger commercial clients ▪ Cross-sell MYFW’s larger offering of trust and wealth management products to new client base ▪ Continue adding banking talent to further accelerate market share gains in Wyoming Execute on low- risk strategic transactions that add value to the MYFW franchise ▪ Execute on minimally dilutive acquisitions ▪ Leverage infrastructure through branch acquisition transactions ▪ Proactive expansion, acquisition team

10 Strong Execution on Revenue Growth Strategies ▪ Accelerating business development, office expansion and accretive acquisitions all contributing to the balance sheet growth driving improved operating leverage and higher profitability ▪ M&A strategy continued with acquisition of Teton Financial Services ▪ Office expansion continued with hiring of teams to focus on Bozeman, MT market and deepen presence in Colorado and Arizona (in millions) Incremental Balance Sheet Growth (1/1/20 through 12/31/22) $1,238.5 $885.1 $234.7(1) $433.3 $0.0 $200.0 $400.0 $600.0 $800.0 $1,000.0 $1,200.0 $1,400.0 $1,600.0 Loans HFI Deposits Organic Growth Acquisition 148% Increase in Loans HFI 121% Increase in Total Deposits (1) Acquired growth represents remaining balances as of December 31, 2022 following payoffs/paydowns since the loans were acquired.

11 Accelerating Business Development Trends Capital raised in July 2018 IPO has allowed for increased business development activities $227.9 $268.2 $225.6 $317.9 $691.7 $561.2 $918.7 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 $600.0 $700.0 $800.0 $900.0 $1,000.0 2016 2017 2018 2019 2020 2021 2022 $44.0 $62.2 $121.6 $149.0 $467.9 $206.6 $199.5 $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2016 2017 2018 2019 2020 2021 2022 (1) Excluding PPP loans (2) Excluding acquired deposits (in millions)(in millions) New Loan Production(1) Net Deposit Growth(2)

12 Increased Scale and Back-Office Streamlining Driving Improved Efficiencies 88.2% 85.4% 80.6% 59.8% 66.6% 69.2% 50.0% 60.0% 70.0% 80.0% 90.0% 2017 2018 2019 2020 2021 2022 (1) See Non-GAAP reconciliation Efficiency Ratio(1)

13 Wealth Management Segment Earnings (1) See Non-GAAP reconciliation ▪ Wealth Management segment earnings reflects contribution of private banking, commercial banking, and trust and investment management business lines ▪ Growth in private banking, commercial banking, and TIM businesses replacing earnings generated by mortgage segment in 2020 and creating sustainable path to higher profitability over long-term Wealth Management Segment Diluted Pre-Tax Earnings Per Share(1)

Creating Additional Shareholder Value 14

15 2023 Outlook and Priorities • Prudent risk management will remain top priority while economic uncertainty remains, which will impact level of profitability in short term • We expect strength of balance sheet will enable First Western to capitalize on current turmoil in banking industry to add new clients and talent looking to move to a stronger financial institution • Reorganization of offices will enable senior leadership to devote more time to business development • Continued focus on disciplined expense control to realize more operating leverage • As during the pandemic, First Western is well positioned to be a source of strength and stability, capitalize on opportunities to add new clients, and generate continued long-term profitable growth that will create value for shareholders • Completed operating expense review in April that will reduce ongoing costs by 6.9% or $1.4 million per quarter vs. 1Q23 expenses

16 Long-Term Goals to Drive Shareholder Value ▪ Since our pre-2018 IPO status as of year end 2017, we have tripled total loans and total deposits, more than doubled TBV per share, had substantial increases in annual revenue, and demonstrated significant operating leverage. Looking forward we can drive shareholder value by: ▪ Continuing to execute well, creating more operating leverage to drive high performing ROAA and ROAE results ▪ Emphasizing our differentiation in marketplace ▪ Growing through $5 billion in total assets, $25 billion TIM assets through both organic growth and acquisitions, ideally: ▪ ~50 offices – infill and adjacent ▪ Maturing at $8 million in revenue per office through growing 20% ▪ 75% contribution margin per office at maturity, then growing ▪ Building footprint, scale and operating leverage with M&A ▪ Disciplined approach to be significantly earnings accretive with minimal TBV dilution ▪ Enhancing wealth management platform ▪ Upgrade omnichannel client experience ▪ Create new digital distribution channel Our mission is to be the BPBFWWMC – Best Private Bank for the Western Wealth Management Client We believe First Western can be a unique, niche focused regional powerhouse with high fee income and consistent strong earnings from our scalable wealth management platform

Non-GAAP Reconciliations 17

18 Non-GAAP Reconciliation Consolidated Adjusted Pre-tax, Pre- provision Income For the Twelve Months Ended December 31, (Dollars in thousands) 2016 2017 2018 2019 2020 2021 2022 Net Income before income tax, as reported $3,571 $5,007 $7,422 $10,192 $33,063 $27,280 $28,828 Plus: Provision for loan losses 985 788 180 662 4,682 1,230 3,682 Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $37,745 $28,510 $32,510 Plus: Acquisition related expenses - - - - 684 4,101 1,223 Adjusted Pre-tax, Pre-provision Income $4,556 $5,795 $7,602 $10,854 $38,429 $32,611 $33,733

Non-GAAP Reconciliation

Consolidated Efficiency Ratio *(Dollars in thousands)*	2016	2017	For the Years Ended, 2018	2019	2020	2021	2022
Non-interest expense	$49,823	$49,494	$50,182	$53,806	$59,552	$68,128	$79,106
Less: Amortization	747	784	831	374	14	17	308
Less: Acquisition related expenses	-	-	-	-	684	4,101	1,223
Less: Goodwill impairment	-	-	-	1,572	-	-	-
Less: Provision on other real estate owned	-	-	-	-	176	-	-
Less: Loss on assets held for sale	-	-	-	-	553	-	-
Plus: Gain on sale of LA fixed income team	-	-	-	-	62	-	-
Adjusted non-interest expense	$49,076	$48,710	$49,351	$51,860	$58,187	$64,010	$77,575
Net interest income	$24,457	$27,576	$30,624	$32,061	$46,102	$56,509	$83,204
Non-interest income	29,922	27,713	27,158	32,598	51,195	40,129	28,412
Less: Unrealized gains/(losses) recognized on equity securities	-	-	(15)	21	15	(21)	342
Less: net gain/(loss) on loans accounted for under the fair value option	-	-	-	-	-	-	(891)
Less: Net gain on equity interests	114	81	-	119	-	489	7
Less: Net gain on sale of assets	-	-	-	183	-	-	-
Less: Net gain on loans held for sale	-	-	-	-	-	-	(12)
Total income	$54,265	$55,208	$57,797	$64,336	$97,282	$96,170	$112,170
Efficiency ratio	**90.4%**	**88.2%**	**85.4%**	**80.6%**	**59.8%**	**66.6%**	**69.2%**

19

FIRSTwestern

20 Non-GAAP Reconciliation Consolidated Tangible Common Book Value Per Share As of, (Dollars in thousands) Dec. 31, 2018 Dec. 31, 2019 Dec. 31, 2020 Dec. 31, 2021 Dec. 31, 2022 March 31, 2023 Total shareholders' equity $116,875 $127,678 $154,962 $219,041 $240,864 $239,822 Less: Goodwill and other intangibles, net 25,213 19,714 24,258 31,902 32,104 32,040 Intangibles held for sale(1) - 3,553 - - - - Tangible common equity 91,662 104,411 $130,704 187,139 208,760 207,782 Common shares outstanding, end of period 7,968,420 7,940,168 7,951,773 9,419,271 9,495,440 9,507,564 Tangible common book value per share $11.50 $13.15 $16.44 $19.87 $21.99 $21.85 Net income available to common shareholders $3,820 Return on tangible common equity (annualized) 7.35% 1. Represents the intangible portion of assets held for sale

21 Non-GAAP Reconciliation Diluted Pre-Tax Earnings Per Share For the Twelve Months ended December 31, (Dollars in thousands) 2018 2019 2020 2021 2022 Non-Mortgage income before income tax $8,664 $6,152 $12,086 $21,378 $31,139 Plus: Acquisition-related expenses - - 684 4,101 1,223 Mortgage income before income tax (1,242) 4,040 20,978 5,902 (2,311) Less: Income tax expense including acquisition tax effect 1,775 2,183 8,705 7,673 7,432 Net income available to common shareholders $5,647 $8,009 $25,043 $23,708 $22,619 Diluted weighted average shares 5,586,620 7,914,961 7,961,904 8,235,178 9,713,623 Non-Mortgage Segment Diluted Pre-Tax Earnings Per Share $1.55 $0.78 $1.60 $3.09 $3.33 Consolidated Diluted Pre-Tax Earnings Per Share $1.33 $1.29 $4.24 $3.81 $3.09